SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                              GULF WEST BANKS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box)

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration No.:
     (3) Filing Party:
     (4) Date Filed:

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 19, 2001

         Notice is hereby given that the Annual Meeting of the Stockholders of GULF WEST BANKS, INC. (the "Company") will be held at the Franklin Templeton Auditorium located at 100 Fountain Parkway, Building 100 , Carillon Office Complex, St. Petersburg, Florida 33716, on April 19, 2001, at 5:00p.m. Eastern Daylight Time, for the following purposes:

         1. To elect four directors to serve until the next Annual Meeting of Stockholders at which their respective terms terminate and until their successors are duly elected and qualified.

         2. To transact such other business as may properly come before the meeting.

         Only stockholders of record at the close of business on February 28, 2001, are entitled to notice of and to vote at said meeting or at any adjournments thereof.

                                             By Order of the Board of Directors,



                                             Gordon W. Campbell
                                             Chairman of the Board
                                             and President

March 12, 2001



================================================================================

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU DO ATTEND THE MEETING AND DECIDE THAT YOU WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY.

================================================================================

                              GULF WEST BANKS, INC.
              425 22ND AVENUE NORTH, ST. PETERSBURG, FLORIDA 33704

                                 PROXY STATEMENT

                                  SOLICITATION

         THIS PROXY STATEMENT IS FURNISHED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF GULF WEST BANKS, INC., a Florida corporation ("Gulf West" or the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders, to be held on April 19, 2001 at the Franklin Templeton Auditorium located at 100 Fountain Parkway, Building 100 , Carillon Office Complex, St. Petersburg, Florida 33716 at 5:00 p.m. Eastern Daylight Time, and at any adjournment thereof (the "Annual Meeting"). At the Annual Meeting, the presence in person or by proxy of the holders of a majority of the total number of shares of Common Stock outstanding as of the record date will constitute a quorum. Abstentions and broker non-votes will be considered as present for purposes of determining a quorum. This Proxy Statement and the accompanying proxy card, together with the Company's Annual Report for the fiscal year ended December 31, 2000, are first being sent or given to stockholders on or about March 12, 2001.

                                VOTING OF PROXIES

         All shares represented by properly executed proxies will be voted in accordance with the instructions indicated thereon unless such proxies previously have been revoked. If any proxies of holders of Common Stock do not contain voting instructions, the shares represented by such proxies will be voted FOR the Director nominees named in PROPOSAL 1. The Board of Directors does not know of any business to be brought before the Annual Meeting other than as indicated in the notice, but it is intended that, as to any other such business, votes may be cast pursuant to the proxies in accordance with the judgment of the persons acting thereunder. Abstentions will be included in vote totals and considered negative votes; broker non-votes will not be included in vote totals and will not be considered in determining the outcome of the vote.

         Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use upon (a) receipt by the Secretary of the Company of written notice of such revocation; (b) receipt by the Secretary of the Company of a duly executed proxy bearing a later date; or (c) appearance by the stockholder at the Annual Meeting and his request for the return of his proxy made to the inspector of elections prior to the taking of any vote.

         Only stockholders of record at the close of business on February 28, 2001 are entitled to notice of, and to vote at, the Annual Meeting. As of February 28, 2001 there were 7,418,817 shares of Common Stock outstanding, each of which is entitled to one vote. An additional 25,866 shares were held in escrow by the Company"s transfer agent representing shares to be issued to former stockholders of Citizens National Bank and Trust Company upon surrender of their Citizen"s shares to the transfer agent.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of January 31, 2001, the beneficial ownership of Gulf West"s outstanding Common Stock by (i) each person known by the Company to own beneficially more than 5% of the shares of the Company"s Common Stock (ii) each of the Named Officers named in the Summary Compensation Table and each director of the Company and the Company"s wholly-owned subsidiary, Mercantile Bank ("Mercantile" or the "Bank"), and (iii) all Named Officers and directors as a group, based on information filed with the Securities and Exchange Commission and information provided directly to the Company by those persons. Unless otherwise indicated, all shares are held with sole voting and investment power.

                                                          SHARES BENEFICIALLY           PERCENT
NAME OF BENEFICIAL OWNER                                  OWNED(1)                      OF CLASS(2)
------------------------                                  --------                      -----------
5% BENEFICIAL OWNERS:
Northern Trust Corporation                                 970,533(3)                   12.13
50 LaSalle Street
Chicago, IL  60675

Gordon W. Campbell
2000 Bayview Drive                                         903,816(4)                   11.31
Tierra Verde, Florida 33715

Robert A. Blakley                                           98,275(5)                    1.22
Austin L. Fillmon                                           69,968(6)                      *
Thomas M. Harris                                           114,976(7)                    1.44
Algis Koncius                                              209,591(8)                    2.62
Barry K. Miller                                            116,537(9)                    1.46
Van L. McNeel                                               24,919(10)                     *
Louis P. Ortiz, CPA                                        101,483(11)                   1.27
John Cooper Petagna                                         51,632(12)                     *
Neil J. Rauenhorst                                           3,550                         *
P.N. Risser, III                                           270,513(13)                   3.38
Ross E. Roeder                                              78,234(14)                     *
John T. Sica                                                57,793(15)                     *
Douglas Winton                                              78,000(16)                     *

All Directors and Named Officers as a group
  (14 persons)                                           2,179,28717                   27.26

* Represents less than one percent.
(1) The amount beneficially owned by each person has been determined under Rule 13d-3, and includes shares, which each person has the right to acquire within the next sixty (60) days.
(2) In calculating the percentage ownership for a given individual or group, the number of shares of Gulf West Common Stock outstanding includes unissued shares subject to options, rights, or conversion privileges exercisable within sixty (60) days held by such individual or group, but are not deemed outstanding by any other person or group.
(3) Based on a Schedule 13G filing with the Securities and Exchange Commission dated July 8, 1998. Includes 951,826 shares held as trustee for the benefit of John Wm. Galbraith. Mr. Galbraith also owns an additional 11,115 shares outside the trust and his spouse owns 126,065 shares.

(4) Consists of 147,284 shares which Mr. Campbell has the right to acquire under presently exercisable outstanding stock options, 179,757 shares held in a Revocable Trust, 56,518 shares held personally, and 507,463 shares held in a limited family partnership in which Mr. Campbell is general partner and 12,794 shares owned by his spouse.
(5) Includes 84,401 shares, which Mr. Blakley has the right to acquire under presently exercisable outstanding stock options and 2,225 shares held by his spouse.
(6) Includes 10,912 shares which Mr. Fillmon has the right to acquire under presently exercisable outstanding stock options, 21,567 shares owned jointly by Mr. Fillmon and his spouse and 23,760 shares held by his wife.
(7) Includes 20,417 shares which Mr. Harris has the right to acquire under presently exercisable outstanding stock options, 5,014 shares owned jointly with his spouse, and 1,669 shares held only in his spouse's name.
(8) Includes 6,910 shares which Mr. Koncius has the right to acquire under presently exercisable outstanding stock options, 9,212 shares owned by his spouse and 242 shares owned by his children.
(9) Includes 79,403 shares which Mr. Miller has the right to acquire under presently exercisable outstanding stock options and 21,648 shares held jointly with his spouse and 2,192 held by his spouse.
(10) Includes 10,912 shares, which Mr. McNeel has the right to acquire under presently exercisable outstanding stock options.
(11) Consists of 20,417 shares, which Mr. Ortiz has the right to acquire under presently exercisable outstanding stock options, and 81,066 shares in the name of his partnership.
(12) Includes 6,910 shares which Mr. Petagna has the right to acquire under presently exercisable outstanding stock options and 44,722 shares Mr. Petagna owns jointly with his spouse.
(13) Includes 20,417 shares which Mr. Risser has the right to acquire under presently exercisable outstanding stock options, 54,467 shares held through his company retirement plan and 195,629 shares held as trustee.
(14) Includes 16,915 shares which Mr. Roeder has the right to acquire under presently exercisable outstanding stock options, 54,484 held personally and 6,835 shares owned by his company pension plan.
(15) Includes 53,250 shares, which Mr. Sica has the right to acquire under presently exercisable outstanding stock options and 1,234 shares held by his spouse.
(16) Includes 75,146 shares, which Mr. Winton has the right to acquire under presently exercisable outstanding stock options.
(17) Includes 555,794 shares the named officers and directors have the right to acquire under agreements and presently exercisable stock options.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

         The bylaws of Gulf West and Mercantile both provide that directors will be divided into three classes with the number of directors in each class being as nearly equal as possible. The terms of all members of one class expire in the same year, and each class is elected for a three-year term. There are no arrangements or understandings between either Gulf West or Mercantile or any director or executive officer pursuant to which any such individual has been elected a director or executive officer of Gulf West or Mercantile. All executive officers of Gulf West and Mercantile hold office at the pleasure of their respective Boards of Directors. The following table sets forth the names of the directors and executive officers of Gulf West and Mercantile, their ages, and positions held by them with Gulf West and Mercantile.

                                                                                          DIRECTOR OF
                                   POSITION(S)              POSITION(S)                   GULF WEST/        TERM
NAME                      AGE      WITH GULF WEST           WITH MERCANTILE               BANK SINCE        EXPIRES
----                      ---      --------------           ---------------               ----------        -------
Robert A. Blakley         52       Executive Vice           President/CEO                 2000/1999         2001/2003
                                   President/Director

Gordon W. Campbell        68       Chairman/President       Chairman                      1994/1990         2003/2003

Austin L. Fillmon         72       Director                 Director                      2000/1998         2001/2002

Thomas M. Harris          67       Director                 Director                      1994/1986         2001/2001

Algis Koncius             56       Director                 Director                      1994/1989         2002/2002

Barry K. Miller           52       Executive Vice           Senior Executive Vice         NA/1999           NA/2002
                                   President/Secretary      President/ Secretary/Treasurer

Van L. McNeel             75       NA                       Director                      NA/1998           NA/2001

Louis P. Ortiz, CPA       56       Director                 Director                      1994/1986         2002/2002

John C. Petagna, Jr.      51       Director                 Director                      1994/1994         2003/2003

Neil J. Rauenhorst        46       NA                       Director                      NA/2000           NA/2001

P. N. Risser, III         59       Director                 NA                            1994/NA           2002/NA

Ross E. Roeder            63       Director                 Director                      1995/1995         2001/2001

Douglas Winton            53       Executive Vice           Senior Executive Vice         NA/1999           NA/2001
                                   President                President/COO

Biographical information about the executive officers and directors of Mercantile and Gulf West is set forth below. All such information has been furnished to Gulf West by each such person.

         ROBERT A. BLAKLEY serves as President and CEO of Mercantile and Executive Vice President of Gulf West. He became CEO of Mercantile in January 2001 and was elected to the position of President of Mercantile in 1999. Prior to that Mr. Blakley was Senior Executive Vice President in charge of all bank lending functions. He has been with Mercantile since 1991. Previous to joining Mercantile he was with Southeast Bank from 1989 to 1991 as Vice President in Commercial Lending. He has been in the banking business since 1978.

         GORDON W. CAMPBELL has served as director of Gulf West, in the capacity of Chairman of the Board and President of Gulf West since its inception and has served as Chairman of the Board of Mercantile since 1990. He was also CEO of Mercantile from 1990 to January 2001. He currently serves as Vice Chairman of FT Institutional Trust Company, Vice Chairman of Templeton Funds Annuity Company and as a Director of Opus South Corporation. He was Chairman of SouthTrust Bank of Tampa (formerly Gulf/Bay Bank) from 1985 to 1990, Vice Chairman of NCNB National Bank, Tampa from 1983-1984 and President and CEO of Exchange Bancorp of Tampa from 1974-1983.

         AUSTIN L. FILLMON has served as a director of Gulf West since April 2000 and as a director of Mercantile since February 1998. He served as a Director of Citizens National Bank and Trust Company, Port Richey, Florida from its inception in 1988 until January 1998 when Citizens was merged into Mercantile. Mr. Fillmon retired from the general contracting and real estate development business in 1996 after 18 years of operating his own company.

         THOMAS M. HARRIS has served as director of Gulf West since its inception and has served as a director of Mercantile since 1986. He was a partner with the law firm of Harris, Barrett, Mann & Dew in St. Petersburg, Florida, from 1979 until 2001. He is currently of-counsel to that law firm.

         ALGIS KONCIUS has served as director of Gulf West since its inception and has served as a director of Mercantile since 1989. He has been the owner and President of Koncius Enterprises, a real estate investment company in Cincinnati, Ohio, since 1968.

         BARRY K. MILLER serves as Senior Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer of Mercantile and has held an officer position with Mercantile since 1986. He is also Executive Vice President and Corporate Secretary of Gulf West. He has over 25 years of banking experience.

         VAN L. MCNEEL has served as a director of Mercantile since February 1998. Mr. McNeel was Chairman and CEO of Polymer International Corp. from 1982 to 1989 and Chairman and CEO of McNeel International Corp. from 1989 to 1997. He serves as Chairman of McNeel Capital Company, Tampa, Overseas Group, Panama and Suncoast Financial Corp., Tampa. He is a director of S.C. Technologies, Denver, Colorado and Triage Energy Corp., Midland, Texas.

         LOUIS P. ORTIZ, CPA has served as director of Gulf West since its inception and has served as a director of Mercantile since 1986. He is the President, Managing Partner and a Director of the public accounting firm of Garcia & Ortiz, P.A. located in St. Petersburg, Florida. He has been with that firm since 1972.

         JOHN C. PETAGNA, JR. has served as director of Gulf West since its inception and began serving as a director of Mercantile in 1994. He has been the President of American Municipal Securities, Inc., an investment brokerage firm with headquarters in St. Petersburg, Florida, since 1980.

         P. N. RISSER, III has served as director of Gulf West since its inception and has been a director of Mercantile since 1986. Since 1975 he also has been the Chairman and Chief Executive Officer of Risser Oil Corporation, which is involved in the petroleum industry with headquarters in Clearwater, Florida.

         ROSS E. ROEDER joined the Board of Gulf West and Mercantile in 1995. Mr. Roeder is Chairman and CEO of Smart & Final Stores Corporation, Vernon, California. He is also a director of Henry Lee, Miami, Florida; Chicos FAS, Inc., Ft. Myers, Florida; and Port Stockton Foods, Stockton, California. Mr. Roeder is also Chairman and CEO of M.D.R., Inc., an international consulting group. He was Chairman of Morgan Kaufman Publishers, San Francisco, California from 1984 through 1998.

         NEIL J. RAUENHORST joined the Board of Mercantile in November 2000. Mr. Rauenhorst has been President and CEO of Opus South Corporation, Tampa, Florida, a real estate developer, since 1988 and has been with that company since 1981.

         DOUGLAS WINTON serves as Executive Vice President of Gulf West and as Senior Executive Vice President/COO of Mercantile with responsibility for retail banking, marketing, and bank operations. He joined Mercantile in 1995. Prior to joining Mercantile, he was President, Chief Executive Officer and a director of The Terrace Bank in Temple Terrace, Florida.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The bylaws of the Company provide that Directors will be divided into three classes, with the number of directors in each class being as nearly equal as possible. The terms of all members of one class expire in the same year, and each class is elected for a three-year term. During the year 2000, two vacancies arose on the Board due to the death of Pandurang V. Kamat, M.D. and the resignation of Henry W. Hanff, M.D. The Board filled these vacancies by electing Robert A. Blakley and Austin L Fillmon to the Board to serve until the 2001 Annual Meeting of Stockholders. Therefore, the number of Directors whose terms are expiring this year is four. Accordingly, the Board of Directors proposes the election of four Directors, each to hold office until the Annual Meeting of Stockholders to be held in the year during which the term of their respective class expires, or until a successor has been elected and qualified. The term of the class of Messrs. Fillmon, Harris and Roeder will expire in 2004 and the term of Mr. Blakley's class will expire in 2003. Unless otherwise instructed by the stockholder, the persons named in the accompanying proxy intend to vote for the election of the persons listed below, all of whom are currently Directors of the Company. If any nominee becomes unavailable for any reason or should a vacancy occur before the election (which events are not anticipated), the proxies will be voted for the election of a substitute nominee to be selected by the persons named in the proxy.

CERTAIN INFORMATION REGARDING DIRECTOR NOMINEES

NAME                              AGE           OCCUPATION/BACKGROUND
----                              ---           ---------------------
Robert A. Blakley                  52           Director of the Company since 2000 and Director of the Bank since 1999.
                                                Serves as President and CEO of Mercantile and Executive Vice President of Gulf
                                                West. He became CEO of Mercantile in January 2001 and was elected to the position of President of Mercantile in 1999. Prior to that Mr. Blakley was Senior Executive
                                                Vice President in charge of all bank lending functions.He has been with Mercantile since 1991.  Prior to joining Mercantile he was with Southeast Bank from 1989 to
                                                1991 as Vice President in Commercial Lending.  He has been in the banking business since 1978.

Austin L. Fillmon                  72           Director of the Company since 2000 and Director of the Bank since 1998. He served as a Director of Citizens National Bank and Trust Company, Port Richey, Florida
                                                from its inception in 1988 until January 1998 when Citizens was merged into
                                                Mercantile. Mr. Fillmon retired from the general contracting and real estate development business in 1996 after 18 years of operating his own company.

Thomas M. Harris                   67           Director of the Company since 1994 and Director of the Bank since 1986.  He was a partner with the law firm of Harris, Barrett, Mann & Dew in
                                                St. Petersburg, Florida, from 1979 until 2001. He is currently of-counsel to that law firm.

Ross E. Roeder                     63           Director of the Company and Bank since 1995.
                                                Mr. Roeder is Chairman and CEO of Smart & Final Stores Corporation, Vernon,
                                                California. He is also a director of Henry Lee, Miami, Florida; Chicos FAS, Inc.,
                                                Ft. Myers, Florida; and Port Stockton Foods, Stockton, California. Mr. Roeder is
                                                also Chairman and CEO of M.D.R., Inc., an international consulting group. He was
                                                Chairman of Morgan Kaufman Publishers, San Francisco, California from 1984 through
                                                1998.

         The election of Directors will require the affirmative vote of a plurality of shares voting in person or by proxy at the Annual Meeting. Abstentions will be included in vote totals and considered negative votes; broker non-votes will not be included in vote totals and will not be considered in determining the outcome of the vote. THE BOARD RECOMMENDS THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE ABOVE LISTED NOMINEES AS DIRECTORS.

                   ADDITIONAL INFORMATION CONCERNING DIRECTORS

DIRECTORS' FEES

         The standard compensation for the Company's directors consists of an annual retainer fee and a fee per meeting attended, which are set by the Board each year. All Company"s Directors were paid an annual retainer fee of $5,000 in 2000 for their services on the Company"s Board. Committee Chairmen were also paid a $1,000 retainer fee in 2000. The Company"s Outside Directors were also paid $1,000 per each Board meeting attended and $500 per each committee meeting attended ($750 for Audit Committee meetings) on other than Board meeting days. Outside directors of the Bank, most of whom are also Directors of the Company, were paid $1,000 per each Board meeting attended and $500 per each committee meeting attended on other than Board meeting days .

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

         The Board met, in person or by teleconference, eight times during the last fiscal year. Each incumbent Director attended at least 75% of the Board meetings and Committee meetings of which they were a member.

         The Company has an Executive Committee, which in 2000 was comprised of Messrs. Campbell, Harris, Ortiz, Risser and Roeder. Mr. Campbell serves as Chairman. The Executive Committee, when the Board is not in session, has the authority to act on behalf and exercise all powers of the Board except as limited by any resolution of the Board or by the Company"s Bylaws. The Executive Committee may not declare dividends; amend the charter or bylaws; recommend to stockholders a merger, consolidation or conversion; sell, lease or otherwise dispose of all or substantially all of the property and assets of the Company; dissolve the Company; or approve a transaction in which any member of the Executive Committee has any material beneficial interest. The Company's Executive Committee did not meet during 2000.

         The Company has a Compensation and Stock Option Committee. The function of this committee is to review and establish compensation and benefit plans for executive officers of the Company and its subsidiaries and to review and approve the award of stock options to officers and directors of the Company and its subsidiaries. For 2000 the Committee members were Messrs. Roeder, who served as Chairman, Harris, Koncius and Ortiz. This Committee met three times in 2000.

         The Company"s Audit Committee in 2000 was comprised of Messrs. Ortiz (who served as Chairman), Fillmon and Harris. This committee's principal function is to oversee and direct the Bank"s internal audit program and determine that adequate internal audit controls and procedures are being maintained. The Audit Committee met four times during 2000.

         The Bank's Board of Directors met four times during 2000. The Bank presently has four committees -- an Executive Committee, an Audit Committee, an Investment Committee, and a Director Loan Committee, which meet as necessary. Pursuant to the Bank"s Bylaws, the Board of Directors, by resolution adopted by a majority of the full Board, shall designate members of the various committees of the Board.

         The Bank"s Executive Committee in 2000 was comprised of Messrs. Campbell (who served as Chairman), Harris, Koncius, and Ortiz. The principal function of the Executive Committee is to act on behalf and exercise all powers of the Board of Directors of the Bank, which may lawfully be delegated, to it in the management of the business and affairs of the Bank, when the Board of Directors is not in session. The Committee met six times during 2000.

         The Bank"s Audit Committee in 2000 was comprised of Messrs. Ortiz (who served as Chairman), Harris and Fillmon. This committee's principal function is to oversee and direct the Bank"s internal audit program and determine that adequate internal audit controls and procedures are being maintained. The Audit Committee met four times during 2000.

         The Bank"s Investment Committee in 2000 was comprised of Messrs. Koncius (who served as Chairman), Petagna, Blakley, Miller and Carol L. Kinnard, Senior Vice President of the Bank. The Investment Committee's principal function is to ensure adherence to investment policies, to recommend amendments thereto and to advise management on investment strategies. This Committee met four times during 2000.

         The Bank"s Director Loan Committee in 2000 was comprised of Messrs. Blakley (who served as Chairman), Campbell, Fillmon, Harris, Koncius, McNeel and Ortiz. The remaining directors serve as alternate members. The principal function of the Director Loan Committee is to ensure compliance with loan policies, to recommend any amendments thereto, to approve or recommend action on designated credits above any bank officer's lending authority, to exercise authority regarding loans and to exercise, when the Board of Directors is not in session, all other powers of the Board regarding loans that may be lawfully delegated to it. This committee meets jointly with the Board of Directors at its regularly scheduled monthly meetings and on-call as needed. Including such joint meetings, the Committee met a total of nineteen times in 2000.

                             EXECUTIVE COMPENSATION

         The following table sets forth, for the years ended December 31, 2000, December 31, 1999, and December 31, 1998, the cash compensation paid by the Company, as well as other compensation paid or accrued for these years, as to the (i) Company"s Chief Executive Officer and (ii) to each of the other executive officers whose total salary and bonus for the year exceeded $100,000 ("Named Officers").

SUMMARY COMPENSATION TABLE

                                                                     ANNUAL COMPENSATION
                                                                     -------------------
                                                                                                         ALL
                                                                                  OTHER                 OTHER
NAME & PRINCIPAL                            SALARY            BONUS               ANNUAL           COMPENSATION(2)
POSITION WITH                  YEAR           ($)               ($)           COMPENSATION(1)            ($)
COMPANY/MERCANTILE             ----         ------            ------          ---------------       --------------
------------------
Gordon W. Campbell             2000        260,000            25,000(3)           6,000                7,799
Chairman & CEO/                1999        250,000               --               6,000                7,673
Chairman                       1998        200,000               --               6,000                6,180

Robert A. Blakley              2000        165,000            12,833(3)           6,000                4,800
Executive VP/                  1999        128,333               --               6,000                4,030
President and CEO              1998        104,000             2,700(4)           6,000                3,300

Barry K. Miller                2000        146,000            14,000(3)           6,000                4,560
Executive VP/                  1999        140,000               --               6,000                4,380
Sr. Executive VP               1998        115,000             3,180(4)           6,000                3,630

Douglas Winton                 2000        147,167            12,833(3)           6,000                4,595
Executive VP/                  1999        128,333              --                6,000                4,030
Sr. Executive VP & COO         1998        100,000             2,580(4)           6,000                3,180

John T. Sica
Vice President/                2000        103,833            10,000(3)           6,000                3,292
Executive VP                   1999        100,000              --                6,000                3,180
                               1998         87,430             2,430(4)           6,000                2,730

Note: All compensation amounts were paid by Mercantile
1  An automobile allowance of $500 per month.
2 Represents Bank's match of officer"s contribution to 401(k) plan. 3 For 1999 calendar year paid in 2000
4  For 1997 calendar year paid in 1998

STOCK OPTION PLAN

         The Company has a stock option plan for the directors and employees of the Company and the Bank. Under the plan, the Company's Board may award options totaling up to 12% of the Company's total outstanding shares. The option price is established by the Company's Board but shall not be less than the greater of the fair market value of the stock as of the date the option is granted or the par value of such shares. If the shares are not publicly traded, the book value may be substituted for the fair market value. The period over which options may be exercised and vesting periods are determined by the Board for each option granted. Upon sale or change in control of the Company, all options become immediately vested and exercisable. The following table sets forth information with respect to the Named Officers concerning the exercise of options during 2000 and unexercised options held by the Named Officers at fiscal year end pursuant to such Stock Option Plan and including any other Stock Options granted.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

                                                   NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                      ACQUIRED ON     VALUE        OPTIONS HELD AT 12/31/00      AT 12/31/00
NAME                  EXERCISE (#)    REALIZED(1)  EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE(1)
----                  ------------    --------     -------------------------     ----------------------------
Gordon W. Campbell             0      $     0           147,284/0                    $ 333,062/0
Robert A. Blakley              0            0           77,731/13,340                  251,000/41,754
Barry K. Miller            7,003       37,165           72,733/13,340                  252,649/41,754
Douglas Winton                 0            0           64,152/20,696                  132,711/47,896
John T. Sica                   0            0           47,956/9,296                   152,589/29,945

(1) Market value of underlying common stock at exercise date, minus the exercise price.

OPTION GRANTS IN LAST FISCAL YEAR AND LONG-TERM INCENTIVE PLANS

                         NUMBER OF      PERCENT                                       POTENTIAL REALIZABLE VALUE AT
                         SECURITIES     OF TOTAL                                         ASSUMED ANNUAL RATES OF
                         UNDERLYING     OPTIONS                                       STOCK PRICE APPRECIATION FOR
                         OPTIONS        GRANTED TO       EXERCISE OR                          OPTION TERM(2)
                         GRANTED(#)     EMPLOYEES IN     BASE PRICE     EXPIRATION    ----------------------------
NAME                        (1)         FISCAL YEAR      ($/SHARE)      DATE             5% ($)         10% ($)
----                     ---------      ------------     -----------    ----------    ------------    ------------
Gordon W. Campbell         15,000          13.68%          $7.250        11/17/10       $ 68,400        $173,250
Robert A. Blakley           7,500           6.84%          $7.250        11/17/10       $ 34,200        $ 86,625
Barry K. Miller             2,500           2.28%          $7.250        11/17/10       $ 11,400        $ 28,875
Douglas Winton              7,000           6.39%          $7.250        11/17/10       $ 31,920        $ 80,850

(1) These options were vested immediately.
(2) The potential realizable value of grant of options, assuming that the market price of common stock appreciates in value from the date of grant to the end of the option term at either a 5% or a 10% annualized rate. The ultimate values of the options will depend on the future market price of the common stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of the common stock over the exercise price on the date the option is exercised.

There are no other long-term incentive programs for the Named Officers.

SALARY CONTINUATION AGREEMENTS

         The Bank has entered into agreements with the Named Officers whereby the Bank has agreed to make certain payments to the executives upon their severance or retirement and to their designated beneficiaries in the event of their deaths. The payments will be made to the officers or beneficiaries over a period of fifteen years. The table below provides information relative to each of the executives covered under this plan.

                              ANNUAL BENEFIT      RETIREMENT       EFFECTIVE      VESTING
     OFFICER                  AT RETIREMENT       DATE             DATE           PERIOD
     -------                  --------------      ----------       ---------      -------

     Gordon W. Campbell.......    $50,000          9/1/02           8/17/92       10 years
     Barry K. Miller  ........    $50,000          2/1/14           1/01/94       20 years
     Robert A. Blakley .......    $50,000          2/1/14           1/01/94       20 years
     John T. Sica.............    $35,000          6/1/05           5/01/95       10 years
     Douglas Winton...........    $50,000          2/1/13           1/01/97       16 years

         The Bank has not committed to fund these agreements and the covered executives or their beneficiaries shall be general creditors of the Bank in the same manner as any other creditor having an unsecured claim against the Bank.

         The cost of providing these benefits is being accrued by the Bank over the working lives of the executives. The benefits are self-funded because the plan is self-funded. The Bank will have use of these assets for investment in the Bank's loan and securities portfolio throughout the term. These accruals are charged to employee benefit expense on the Bank's income statement. The table below shows the amount, which was or will be charged to expense by period indicated.

                    TIME                             EXPENSE AMOUNT
                    ----                             --------------

                    1998                                 111,000

                    1999                                 135,000

                    2000                                 146,000

                    2001                                 151,000

               2002-2006                                 534,000*

               2007-2011                                 496,000*

           * Amounts shown are total expense for the five year periods

STOCK PURCHASE PLAN

         The Company maintains an Employee Stock Purchase Plan for the officers and employees of the Company and its subsidiaries. Under that plan, officers and employees who do not own 5% or more of the Company"s outstanding shares are able to purchase up to 1,000 shares of the Company"s Common Stock each calendar year subject also to a maximum dollar amount purchased in any one year of $25,000. Stock purchases are paid for in cash or through payroll deduction during the year of purchase. Elections to purchase stock must be made prior to January 1 of each year. The purchase price is the lesser of 85% of the closing price of the stock as reported by NASDAQ on either the first day of the year or the last day of the year. For 2000 the purchase price was $6.48 per share and 17,977 shares were purchased by officers and employees.These shares were issued in early 2001.

KEY MAN LIFE INSURANCE

         The Bank is the beneficiary of life insurance contracts purchased on the lives of its Named Officers. These policies are whole life policies with the premiums paid either lump sum at inception or over a five-year period. The cash values of these policies are carried as an asset on the Company"s financial statements. Information relative to these policies is shown below.

                                                                CASH VALUE AT
         INSURED                          FACE AMOUNT          DECEMBER 31,2000
         -------                          -----------          ----------------
    Robert A. Blakley                   $1,056,235(1)(2)           $ 281,191

    Gordon W. Campbell                  $  900,000(3)              $ 716,133

    Barry K. Miller                     $1,026,895(1)              $ 203,743

    John T. Sica                        $  728,000(2)(3)           $ 419,005

    Douglas Winton                      $  985,000(4)(5)           $ 447,669

(1) Insurer is Phoenix Home Life Mutual Insurance Company.
(2) Insurer is West Coast Life Insurance Company.
(3) Insurer is Jefferson Pilot Financial Insurance Company.
(4) Insurer is Clarica Life Insurance Company - U.S.
(5) Insurer is Great-West Life & Annuity Insurance Company

EMPLOYMENT CONTRACTS

         On November 5, 1992 the Bank entered into an employment contract with Gordon W. Campbell for a term of ten years ending August 25, 2002. On May 30, 2000 this employment contract was amended and restated by the Company. The term of the contract was extended to May 30, 2012. The contract requires Mr. Campbell to perform the duties associated with the position of CEO/Chairman or such other office(s) to which he may be elected and appointed by the Board of Directors at an annual salary of $260,000 plus incentive bonuses subject to adjustment as determined by the Board of Directors. Upon separation from the Bank for any reason other than cause, Mr. Campbell shall be retained as a consultant for a salary of $70,000 per year for the remaining term of the contract.

         The Company has entered into severance agreements with Robert A. Blakley, Barry K. Miller, John T. Sica and Douglas Winton. In the event any of these Named Officers are involuntarily terminated without "cause" or they voluntarily terminate employment for "good reason" within six months before or twenty-four months after a change in control, as defined in the agreements, Messrs. Blakley, Miller and Winton would be entitled to continue to receive their salaries for a period of two years and Mr. Sica would be entitled to receive his salary for one year. In addition, these officers would be entitled to continue their coverage under the Company's medical, dental and group life insurance plans.

INDEBTEDNESS OF MANAGEMENT

         From time to time the Bank will extend loans to its directors, executive officers and their related entities, as well as to directors of the Company. All such loans made in 2000, as well as in 1999 and 1998: (A) were made in the ordinary course of business, (B) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (C) did not involve more than the normal risk of collectability or present other unfavorable features.

         Total loans outstanding to Company and Mercantile's directors, executive officers, and their related entities at December 31, 2000 and December 31, 1999 and 1998 were $8,778,000, $3,452,000 and $2,041,000 respectively.

REGISTRATION RIGHTS AGREEMENT

         In November 1994, the Company entered into a Registration Rights Agreement with Gordon W. Campbell and John Wm. Galbraith. Under the Registration Rights Agreement, the Company agreed with Messrs. Campbell and Galbraith that if it filed a registration statement as to any of its securities with the SEC at any time while either of them owned Gulf West stock, the Company would at its expense register or qualify all or, at their option, any portion of the Gulf West stock owned by them concurrently with the registration of Gulf West securities.

         In addition, Messrs. Campbell and Galbraith had the right under the Registration Rights Agreement (subject to certain exceptions) at any time to direct the Company to prepare and file with the SEC, at Gulf West's expense, a registration statement sufficient to permit the public offering and sale of Gulf West stock owned by them through the facilities of all appropriate securities exchanges and the over-the-counter market. The Company was, however, only obligated to file one such registration statement at the direction of Messrs. Campbell and Galbraith.

         In February 1999, Messrs. Campbell and Galbraith directed the Company to register with the SEC the offer and sale of the unregistered shares beneficially owned by them. These shares totalled 734,744 shares for Mr. Campbell and 962,941 shares owned by Mr. Galbraith (both share totals adjusted for the 5% stock dividends paid November 15, 1999 and October 20, 2000). Accordingly, the Company prepared and filed an S-3 registration statement that was declared effective by the SEC on May 13, 1999. This registration also covered 571,380 shares (adjusted for 5% stock dividends) owned by certain Directors and Officers of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely upon a review of Forms 3, 4 or 5 and amendments thereto furnished to the Company pursuant to Rule 16(a)-3(e) during its most recent fiscal year, and any written representation received from the reporting persons as to any such Forms not being required, the Company believes that all of the directors, officers or beneficial owners of more than 10 percent of the Company's stock filed, on a timely basis, the reports required to be filed with the Securities and Exchange Commission except as follows. Philip H. Chesnut and Henry W. Hanff each filed a late Form 4 disclosing that they were no longer reporting persons of the Company. John C. Petagna, Jr. filed a Form 5 in January 2001 covering one purchase transaction that was not reported in May 1999.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         GENERAL. The Compensation Committee of the Company reviews and approves executive compensation of the Company and its subsidiaries' executive officers. The Commitee that reviewed executive compensation for 2000 was comprised of Messrs. Roeder (who served as Chairman), Hanff (who resigned from the Board in
2000), Harris and Petagna.

         The current executive compensation program consists of base salary, annual performance incentives, and long-term incentive opportunity in the form of stock options. Base salaries are comparable with those of similar asset-sized, publicly traded banking companies. The Committee believes this policy allows the Company to attract and retain high quality personnel, while at the same time maximizing Company performance. Long-term incentive is based on stock performance through stock options. The Committee's position is that stock ownership by management is beneficial in aligning management's and stockholder's interests to enhance stockholder value.

         Currently, the executive officers of the Company are not compensated for their services and are only compensated for their services as officers of the Bank through the salaries established by the Executive Committee of the Bank. Due to recent changes in tax laws, certain non-performance-based compensation to executives of public companies in excess of $1,000,000 is no longer deductible for tax purposes. It is the responsibility of the Committee to determine whether the Company should take any actions with respect to this new compensation limit. During 2000, no executive officers of the Company received any compensation in excess of this limit nor is it anticipated that any executive officer will receive any such compensation during 2001. Therefore, the Committee has not taken any action to date to comply with this limit. The Committee will continue to monitor this situation and will take appropriate action if same is warranted in the future.

         BASE SALARY. In setting the 2000 base salary for Gordon W. Campbell, the Chief Executive Officer, the Committee reviewed the Bank"s overall financial performance during 1999, considering in particular, return on equity, net income, earnings per share, asset quality and growth in assets compared to 1998 performance as well to the performance of comparable community banks. The Committee also took into consideration the Chief Executive Officer's individual performance and direct contribution to the Bank"s performance during 1999 in addition to market levels of compensation for this position. The Bank made significant progress during 1999 in achieving its goals for all of the measures of performance reviewed by the Committee. The Committee determined that the Chief Executive Officer's salary for 2000 should be increased from $250,000 to $260,000. The 1999 base salary levels for the remaining Named Officers were based on similar criteria and considerations as well as the recommendations of the Chief Executive Officer to the Committee, and such officers" salaries were also increased.

         ANNUAL BONUS. The Company"s executive officers are eligible for an annual cash bonus under the Company"s Incentive Bonus Program. The Bonus Program in effect for 2000 provided for the payment of cash incentive awards to the eligible executives pursuant to a formula based on the Company"s annual return on average shareholder equity.

         LONG-TERM INCENTIVES. Directors, officers and employees of the Company and its subsidiaries are eligible to participate in the Company"s Stock Option Plan. The Stock Option Plan is designed to assist the Company in securing and retaining quality employees by allowing them to participate in the ownership and financial success of the Company. The granting of stock options gives those employees receiving the grants significant additional incentives to work for the long-term success of the Company. The Committee determines the number of option grants made to specific individuals by evaluating their relative degree of influence over the results of the operations of the Company. There is no specific formula that the Committee uses in determining the individuals who will be awarded option grants or the timing, vesting and amounts of such grants.

         The Company granted 109,625 stock options to directors, officers and employees in 2000 at various exercise prices, with some options vested immediately and some vested over four years and all options expiring ten years from the grant.

                                                2000 COMPENSATION COMMITTEE

                                                Ross E. Roeder
                                                Thomas M. Harris
                                                Algis Koncius
                                                Louis P. Ortiz, CPA

AUDIT COMMITTEE REPORT

         In 2000 the Company's Audit Committee adopted a formal Audit Committee Charter which is included as Appendix A to this Proxy Statement. This Charter sets forth the requirements for membership on the Audit Committee as well as the responsibilities of the Committee. All Committee members are required to be "independent" as defined by the Charter and by Nasdaq listing standards. The Committee members for 2000 were Louis P. Ortiz, CPA who served as Chairman, Austin L. Fillmon and Thomas M. Harris. All committee members met the independence standards of the Charter and Nasdaq.

         With respect to the Company's audited financial statements for the year ending December 31, 2000, the Committee has reviewed and discussed said financial statements with the Company's management. Based on this review and discussion the Committee recommended to the full Board of Directors that these audited financial statements be included in the Company's Annual Report on Form 10-K for the year 2000 for filing with the SEC. The Committee discussed with the Company's independent auditors, Hacker, Johnson & Smith PA, the matters required to be discussed by Statement on Auditing Standards No. 61 and received from the auditors disclosures regarding the auditor's independence as required by Independence Standards Board Standard No. 1.

                                                  Louis P. Ortiz, CPA
                                                  Austin L. Fillmon
                                                  Thomas M. Harris

                                STOCK PERFORMANCE

         The The following graph presents a comparison of the cumulative total shareholder return on the Company"s common stock with the cumulative total return of the Russell 2000 Index and the Nasdaq Bank Index since December 31, 1997. (The Company"s stock started trading on the Nasdaq National Market System on March 25, 1998.) The graph assumes that $100 was invested on December 31, 1997 in the Company"s common stock, Russell 2000 Index and the Nasdaq Bank Index.


                                [GRAPH OMITTED]


                           12/31/1997     12/31/1998    12/31/1999   12/31/2000
Gulf West Banks, Inc.          100          181.53        182.68       169.53
Nasdaq Bank Index              100           88.23         81.19        93.1
Russell 2000 Index             100           96.55         115.5       110.64

                                  OTHER MATTERS

         The Board of Directors of the Company knows of no other matters that may come before the meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgement.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Hacker, Johnson & Smith, P.A. served as the Company's independent public accountants for the fiscal year ended December 31, 2000. The Board of Directors has re-appointed Hacker, Johnson & Smith, P.A. to act as the public accountants for the fiscal year ending December 31, 2001. A representative of Hacker, Johnson & Smith, P.A. is expected to be present at the Annual Meeting of Stockholders and will have the opportunity to make a statement, if his firm so elects, and to respond to appropriate questions from stockholders.

                 STOCKHOLDERS' PROPOSALS FOR 2002 ANNUAL MEETING

         Proposals for stockholder action, which eligible stockholders wish to have included in the Company's proxy materials to be mailed to stockholders in connection with the Company's 2002 Annual Meeting, must be received by the Company at its corporate headquarters on or before December 31, 2001.

                             LISTING OF STOCKHOLDERS

         A complete list of the stockholders entitled to vote at the Annual Meeting of the Stockholders, to be held on April 19, 2001, will be available for inspection during normal business hours at the Company"s headquarters for a period of at least ten days prior to the Annual Meeting, upon written request to the Company by a stockholder, and at all times during the Annual Meeting at the place of the meeting.

                           PROXY SOLICITATION EXPENSES

         The cost of this proxy solicitation, including the reasonable expenses of brokerage firms or other nominees for forwarding proxy materials to the beneficial owners, will be borne exclusively by the Company. In addition to solicitation by mail, proxies may be solicited by telephone, telecopy or personally. Proxies may be solicited by Directors, executive officers and other employees of the Company without additional compensation.

                                  ANNUAL REPORT

         The Company's Annual Report for the year ended December 31, 2000 is being mailed with this Proxy Statement but is not to be considered a part hereof.

                       REQUESTS FOR ADDITIONAL INFORMATION

         A copy of the Company's annual report on Form 10-K for the year ended December 31, 2000, including the financial statements and schedules thereto but excluding the exhibits, may be obtained without charge by any stockholder whose proxy is solicited hereby upon written request to:

                               Barry K. Miller
                               Secretary
                               Gulf West Banks, Inc.
                               425 22nd Avenue North
                               St. Petersburg, Florida 33704


                               --- --- --- ---



                               By order of the Board of Directors,



                               Gordon W. Campbell
                               Chairman of the Board, and President
                               St. Petersburg, Florida

                                   APPENDIX A

                              GULF WEST BANKS, INC.

                             AUDIT COMMITTEE CHARTER

                           AS AMENDED DECEMBER 7, 2000

         The Audit Committee shall have a minimum of three members and be comprised of only "independent directors" as defined herein. All Committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

         A director will NOT be considered "independent" if, among other things, he or she has:

         + been employed by the corporation or its affiliates in the current or past three years;

         + accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits , or non-discretionary compensation);

         + an immediate family member who is, or has been in the past three years,

         + employed by the corporation or its affiliates as an executive officer;

         + been a partner, controlling shareholder or an executive officer of any for-profit business to which the corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

         + been employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

On an annual basis each Audit Committee member must certify his/her independence.

         The primary function of the audit committee is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls management and the board of directors have established and all audit processes.

[]  GENERAL RESPONSIBILITIES.
         1) The audit committee provides open avenues of communication among the internal auditors, the independent accountant and the board of directors. The independent accountant and internal auditors are accountable solely to the board of directors and the audit committee.
         2) The audit committee must report committee actions to the full board of directors and may make appropriate recommendations.
         3) The audit committee has the power to conduct or authorize investigations into matters within the committee's scope of responsibilities. The committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.
         4) The committee will meet at least four times each year, more frequently if circumstances make that preferable. The audit committee chairman has the power to call a committee meeting whenever he or she thinks there is a need. An audit committee member should not vote on any matter in which he or she is not independent. The committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.
         5) The committee will do whatever else the law, the company's charter or bylaws or the board of directors require.

[] RESPONSIBILITIES FOR ENGAGING INDEPENDENT ACCOUNTANTS AND THE INTERNAL AUDIT FIRMS.
         1) The audit committee and the board of directors have the authority to select, evaluate and replace the independent accountants for company audits. The committee's selection is subject to approval by the full board of directors. The audit committee also will review and set any fees paid to the independent accountants and review and approve dismissal of the independent accountants.
         2) The audit committee will select the firm that will conduct internal audits (the "internal auditors").
         3) The audit committee is responsible for ensuring its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board's Standard 1. The audit committee is responsible for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full board take, appropriate action to oversee the independence of the outside auditor.
         4) The audit committee will consider, in consultation with the independent accountant and the internal auditors, the audit scope and procedural plans made by the internal auditors and the independent accountant.
         5) The audit committee will listen to management and the primary independent accountant if either think there might be a need to engage additional auditors.

            The audit committee will decide whether to engage an additional firm and, if so, which one.
         6) The audit committee will make sure that the internal auditors and the independent accountant coordinate the internal and external audits. The purpose of coordinating these efforts is to assure completeness of coverage, reduce redundancy and use audit resources effectively.

[] RESPONSIBILITIES FOR REVIEWING INTERNAL AUDITS, THE ANNUAL EXTERNAL AUDIT AND THE REVIEW OF ANNUAL FINANCIAL STATEMENTS.
         1) The audit committee will ascertain that the independent accountant views the board of directors as its client, that it will be available to the full board of directors at least annually and that it will provide the committee with a timely analysis of significant financial reporting issues.
         2) The audit committee will ask management, the internal auditors and the independent accountant about significant risks and exposures and will assess management's steps to minimize them.
         3) The audit committee will review the following with the independent accountant and the internal auditors:
            a) The adequacy of the company's internal controls, including computerized information system controls and security.
            b) Any significant findings and recommendations made by the independent accountant or internal auditors, together with management's responses to them.
         4) Shortly after the annual financial audit is completed, the audit committee will review the following with management and the independent accountant:
            a) The company's annual financial statements and related footnotes.
            b) The independent accountant's audit of and report on the financial statements.
            c) The auditor's qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.
            d) Any serious difficulties or disputes with management encountered during the course of the audit.
            e) Anything else about the audit procedures or findings that GAAS requires the auditors to discuss with the committee.
         5) The audit committee will consider and review with management and the internal auditors
            a) Any significant findings during the year and management's responses to them.
            b) Any difficulties the internal auditors encountered while conducting audits, including any restrictions on the scope of their work or access to required information.
            c) Any changes to the planned scope of management's internal audit plans that the committee thinks advisable.

         6) The audit committee will review annual filings with the SEC and other published documents containing the Company's financial statements and will consider whether the information in the filings is consistent with the information in the financial statements.
         7) The audit committee will prepare a report for inclusion in the annual proxy statement which will disclose whether the Committee has
            a) Reviewed and discussed the audited financial statements with management.
            b) Discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61.
            c) Received from the independent accountants disclosures concerning their independence as required by Independence Standards Board Standard No. 1, and discussed with the accountants their independence.
            d) Based on the review and discussions noted above, recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the last fiscal year for filing with the SEC.

[]  PERIODIC RESPONSIBILITIES.
         1) Review and update the committee's charter.
         2) Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the internal auditor or the independent accountant.
         3) Review legal and regulatory matters that may have a material effect on the organization's financial statements, compliance policies and programs and reports from regulators.
         4) Meet with the internal auditors, the independent accountant and management in separate executive sessions to discuss any matters the committee or these groups believe should be discussed privately with the audit committee.

PROXY

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                   DIRECTORS

                             GULF WEST BANKS, INC.
                             425 22ND AVENUE NORTH
                         ST. PETERSBURG, FLORIDA 33704

         The undersigned hereby appoints Gordon W. Campbell and Thomas M. Harris or any of them acting in the absence of the other, with power of substitution, my true and lawful attorney or attorneys, for me and in my name and stead to vote as proxy or proxies upon all shares of stock of GULF WEST BANKS, INC. entitled to vote, owned by me or standing in my name on the books of the Company, at the close of business on February 28, 2001, at the Annual Meeting of Shareholders of GULF WEST BANKS, INC. to be held at the Franklin Templeton Auditorium located at 100 Fountain Parkway, Building 100, Carillon Office Complex, St. Petersburg, Florida 33716, on the 19th day of April, 2001 at 5:00 p.m. in the afternoon of that day, or any adjournment thereof.

       (CONTINUED AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)




                            - FOLD AND DETACH HERE -

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
ITEMS 1 AND 2.

                                          WITHHELD
                                    FOR   FOR ALL                                FOR   AGAINST   ABSTAIN
ITEM 1-TO ELECT AS DIRECTORS FOR                   ITEM 2-IN THEIR DISCRETION,
       THE TERMS INDICATED          [ ]     [ ]           THE PROXIES ARE        [ ]     [ ]       [ ]
       Nominees:                                          AUTHORIZED TO
       Robert A. Blakley                                  VOTE UPON SUCH
          (2 years)                                       OTHER BUSINESS
       Austin L. Fillmon                                  AS MAY PROPERLY
          (3 years)                                       COME BEFORE
       Thomas M. Harris                                   THE MEETING.
          (3 years)
       Ross E. Roeder
          (3 years)

WITHHELD FOR: (Write that nominee's name in the space provided below).
____________________________________






Signature(s) ________________________________________________ Date _____________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                            - FOLD AND DETACH HERE -